Exhibit 10.1
FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 26, 2018, is by and among SIX FLAGS ENTERTAINMENT CORPORATION, a Delaware corporation (the “Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
R E C I T A L S
A.    The Borrower, Parent, Holdings, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 16, 2016, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of December 20, 2016 and that certain Third Amendment and Limited Waiver to Amended and Restated Credit Agreement, dated as of June 21, 2017 (as further amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations (subject to the terms and conditions thereof) to the Borrower.
B.     The Borrower has requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Existing Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Existing Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles, schedules, exhibits and sections of the Existing Credit Agreement.
Section 2.Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Administrative Agent and the Lenders party hereto hereby consent to the following amendments to the Existing Credit Agreement:
2.1    Amendments to Section 1.01 (Defined Terms).
(a)The definition of “Agreement” is hereby amended by replacing the words “and the Third Amendment” before the period at the end thereof with the words “, the Third Amendment and the Fourth Amendment”.
(b)The definition of “Applicable Margin” is hereby amended by deleting clause (a) thereof in its entirety and replacing it with the following:
(a) (i) in the case of Tranche B Term Loans which are Base Rate Loans, 0.75% per annum, and (ii) in the case of Tranche B Term Loans which are Eurocurrency Loans, 1.75% per annum
(c)The definition of “Repricing Transaction” is hereby amended by replacing the words “Third Amendment Effective Date” in each place they appear with the words “Fourth Amendment Effective Date.”
(d)The definition of “Tranche B Term Loan Commitment” is hereby amended by (i) replacing the word “or” immediately before the words “the Third Amendment” with a comma and (ii) inserting the words “or the Fourth Amendment” immediately after the words “the Third Amendment”.

(e)The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:
“Fourth Amendment”: the Fourth Amendment to Amended and Restated Credit Agreement, dated as of March 26, 2018, by and among Holdings, the Parent, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Fourth Amendment Effective Date”: the Effective Date (as defined in the Fourth Amendment), which, for the avoidance of doubt, is March 26, 2018.
2.2    Amendment to Section 5.4 (Optional Prepayments). Section 5.4 of the Existing Credit Agreement is hereby amended by replacing the words “Third Amendment Effective Date” in each place they appear with the words “Fourth Amendment Effective Date.”
Section 3.Tranche B Term Loans.
3.1    Subject to the terms and conditions set forth herein (i) each existing Tranche B Term Loan Lender (collectively, the “Continuing Tranche B Term Loan Lenders”) that executes and delivers a Lender Addendum (Cashless Roll) in the form attached hereto as Exhibit A (a “Lender Addendum (Cashless Roll)”) agrees to continue all (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Effective Date to give effect to any cash prepayment of the Tranche B Term Loans to be made by the Borrower on the Effective Date) of its existing Tranche B Term Loans outstanding immediately before giving effect to this Amendment as a Tranche B Term Loan on the Effective Date in a principal amount equal to such Continuing Tranche B Term Loan Lender’s Tranche B Term Loan Commitment (as defined in the Credit Agreement) and (ii) each Person (other than a Continuing Tranche B Term Loan Lender in its capacity as such) (collectively, the “Additional Tranche B Term Loan Lenders”) that executes and delivers a Lender Addendum (Additional Tranche B Term Loan Lender) in the form attached hereto as Exhibit B (a “Lender Addendum (Additional Tranche B Term Loan Lender)” and, together with a Lender Addendum (Cashless Roll), a “Lender Addendum”) agrees to take by assignment on the Effective Date from one or more Non-Consenting Lenders a principal amount of Tranche B Term Loans equal to such Additional Tranche B Term Loan Lender’s Tranche B Term Loan Commitment (as defined in the Credit Agreement). For purposes hereof, a Person shall become a party to the Credit Agreement and a Tranche B Term Loan Lender as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a Lender Addendum (Additional Tranche B Term Loan Lender) in its capacity as a Tranche B Term Loan Lender. For the avoidance of doubt, the existing Term Loans of a Continuing Tranche B Term Loan Lender must be continued in whole and may not be continued in part unless otherwise notified by the Administrative Agent prior to the Effective Date to give effect to any cash prepayment of the Tranche B Term Loans to be made by the Borrower on the Effective Date.
3.2    Any Non-Consenting Lender whose Tranche B Term Loans are repaid or assigned to one or more Additional Tranche B Term Loan Lender on the Effective Date in accordance with this Amendment shall be entitled to the benefits of Section 5.14 of the Credit Agreement with respect thereto. The Continuing Tranche B Term Loan Lenders hereby waive the benefits of Section 5.14 of the Credit Agreement with respect to that portion of the Tranche B Term Loans of such Lender continued hereunder.
3.3    Notwithstanding anything herein to the contrary, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section 3.2) shall continue in full force and effect with respect to, and for the benefit of, each existing Tranche B Term Loan Lender in respect of such Lender’s existing Term Loans to the same extent expressly set forth therein.
3.4    Notwithstanding anything in this Amendment to the contrary, the continuation of existing Tranche B Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, including by replacement of such existing Tranche B Term Loans by a deemed repayment of such existing Tranche B Term Loans of a Continuing Tranche B Term Loan Lender followed by a subsequent deemed assignment to it of new Tranche B Term Loans in the same amount.
3.5    For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Administrative Agent, any Lender with existing Tranche B Term Loans that are replaced as contemplated hereby (whether by assignment of its Tranche B Term Loans to one or more Additional Tranche B Term Loan Lenders or otherwise) shall, automatically upon receipt (or deemed receipt) of the amount necessary to purchase such Lender’s existing Term Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Loans pursuant to a form of Assignment and Acceptance and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive any notice requirements of the Credit Agreement in connection with the replacement of existing Tranche B Term Loans contemplated hereby (whether by assignment of its Tranche B Term Loans to one or more Additional Tranche B Term Loan Lenders or otherwise).

Section 4.Conditions Precedent.
4.1    Effectiveness. The amendments set forth in Section 2 of this Amendment and the agreement of each Tranche B Term Loan Lender that delivers a Lender Addendum to make (or be deemed to have made) the extension of credit requested to be made by it on the date hereof shall not become effective until the earliest date on or after March 26, 2018 (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):
(a)Counterparts.    Administrative Agent shall have received (i) executed counterparts of this Amendment from each of the Loan Parties and (ii) a Lender Addendum, executed and delivered by a duly authorized officer of each of the Additional Tranche B Term Loan Lenders and the Continuing Tranche B Term Loan Lenders.
(b)No Default or Event of Default. As of the date hereof after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
(c)Representations and Warranties.    Each of the Loan Parties does hereby represent and warrant to the Lenders that, as of the date hereof after giving effect to the amendments set forth in this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date.
(d)Fees. Subject to the terms and conditions of Section 12.5 of the Credit Agreement, the Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, or substantially simultaneously with the effectiveness of this Amendment, including to the extent invoiced at least one Business Day prior thereto, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid to the Administrative Agent by the Borrower under the Credit Agreement.
(e)Required Lender Consent.    The Continuing Tranche B Term Loan Lenders shall constitute Required Lenders.
(f)Replacement of Non-Consenting Lenders.    Any existing Tranche B Term Loan Lender that does not consent to this Amendment shall have been replaced or terminated (or substantially concurrently with the effectiveness of this Amendment shall be replaced or terminated) in accordance with Section 5.17 of the Credit Agreement pursuant to the reallocations contemplated by Section 3 hereof.
Section 5.Miscellaneous.
5.1    Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.
5.2    Ratification and Affirmation. Each of the undersigned does hereby adopt, ratify, and confirm the Existing Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Loan Parties hereby acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.
5.3    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are “Loan Documents” as defined and described in the Existing Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.
5.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. THIS AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

SIX FLAGS ENTERTAINMENT CORPORATION, as Parent By: /s/ Marshall Barber Name: Marshal Barber Title: CFO

SIX FLAGS OPERATIONS INC., as Holdings By: /s/ Marshall Barber Name: Marshall Barber Title: CFO

SIX FLAGS THEME PARKS INC., as Borrower By: /s/ Marshall Barber Name: Marshall Barber Title: CFO

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

FIESTA TEXAS, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT AMERICA LLC
GREAT ESCAPE HOLDING INC.
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
RIVERSIDE PARK ENTERPRISES, INC.
SF GREAT AMERICA HOLDING LLC SF HWP MANAGEMENT LLC
SIX FLAGS AMERICA, INC. SIX FLAGS AMERICA PROPERTY CORPORATION
SIX FLAGS CONCORD LLC
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS INTERNATIONAL DEVELOPMENT CO.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS ST. LOUIS LLC
SOUTH STREET HOLDINGS LLC
STUART AMUSEMENT COMPANY

By: /s/ Marshall Barber
Name: Marshall Barber
Title: CFO

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

HURRICANE HARBOR LP By: Hurricane Harbor GP LLC, its General Partner By: /s/ Marshall Barber Name: Marshall Barber Title: CFO

SIX FLAGS AMERICA LP By: Funtime, Inc., its General Partner By: /s/ Marshall Barber Name: Marshall Barber Title: CFO
SIX FLAGS GREAT ESCAPE L.P. GREAT ESCAPE THEME PARK L.P. GREAT ESCAPE RIDES L.P. By: Great Escape Holding Inc., their General Partner By: /s/ Marshall Barber Name: Marshall Barber Title: CFO

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank and the Swing Line Lender
By: /s/ Justin Arena Name: Justin Arena Title: Director

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

Exhibit A to
Fourth Amendment to
Amended and Restated Credit Agreement

LENDER ADDENDUM (CASHLESS ROLL)
March 26, 2018
Reference is made to the Amended and Restated Credit Agreement, dated as of June 30, 2015 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 16, 2016, that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 20, 2016, that certain Third Amendment and Limited Waiver to Amended and Restated Credit Agreement dated as of June 21, 2017 and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 26, 2018 (the “Fourth Amendment”) and as further amended, supplemented, restated, refinanced, replaced or otherwise modified from time to time, the “Amended and Restated Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among Six Flags Entertainment Corporation, a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent, and the other agents named therein.
As provided in Section 3 of the Fourth Amendment, upon execution and delivery of this Lender Addendum (Cashless Roll) by the undersigned, the Continuing Tranche B Term Loan Lender named herein hereby agrees to continue its existing Tranche B Term Loans outstanding immediately before giving effect to the Fourth Amendment as a Tranche B Term Loan under the Amended and Restated Credit Agreement in a principal amount equal to the Tranche B Term Loan Commitment set forth on the signature pages hereto, effective as of the Effective Date (as defined in the Fourth Amendment).
Upon execution and delivery of this Lender Addendum (Cashless Roll), the undersigned hereby agrees and consents to all amendments and consents in the Fourth Amendment.
THIS LENDER ADDENDUM (CASHLESS ROLL) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Cashless Roll) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.
Name of Institution:

_____________________________, as Lender

By:___________________________
Name:
Title:

For any Lender requiring a second signature line:

By:___________________________
Name:
Title:

Tranche B Term Loan Commitment:    $______________

[Signature Page to Fourth Amendment Lender Addendum (Cashless Roll)]

Exhibit B to
Fourth Amendment to
Amended and Restated Credit Agreement
LENDER ADDENDUM (Additional Tranche B Term Loan Lender)
March 26, 2018
Reference is made to the Amended and Restated Credit Agreement, dated as of June 30, 2015 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 16, 2016, that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 20, 2016, that certain Third Amendment and Limited Waiver to Amended and Restated Credit Agreement dated as of June 21, 2017 and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 26, 2018 (the “Fourth Amendment”) and as further amended, supplemented, restated, refinanced, replaced or otherwise modified from time to time, the “Amended and Restated Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among Six Flags Entertainment Corporation, a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent, and the other agents named therein.
As provided in Section 3 of the Fourth Amendment, upon execution and delivery of this Lender Addendum (Additional Tranche B Term Loan Lender) (this “Addendum”) by the undersigned, the Additional Tranche B Term Loan Lender named herein hereby takes by assignment from one or more Non-Consenting Lenders a principal amount of Tranche B Term Loans equal to the Tranche B Term Loan Commitment set forth on the signature pages hereto (such commitment, the “Assigned Interest”) and, as a result, effective as of the Effective Date (as defined in the Fourth Amendment), hereby becomes a Tranche B Term Loan Lender under the Amended and Restated Credit Agreement.
Upon execution and delivery of this Lender Addendum (Additional Tranche B Term Loan Lender), the undersigned hereby agrees and consents to all amendments and consents in the Fourth Amendment.
The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Addendum and to consummate the transactions contemplated hereby and to become a Lender under the Amended and Restated Credit Agreement, (ii) it is not a natural person, a Disqualified Institution or a Defaulting Lender and otherwise meets all the requirements to be an assignee under Section 12.6(b) of the Amended and Restated Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Amended and Restated Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Amended and Restated Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vii) attached to the Addendum is any tax or other documentation required to be delivered by it pursuant to the terms of the Amended and Restated Credit Agreement, duly completed and executed by the undersigned, and (viii) is not in possession of any information regarding any Loan Party, its assets, its ability to perform its Obligations or any other matter that may be material to a decision by any Term Loan Lender to participate in the transactions contemplated hereby that has not previously been disclosed to the Administrative Agent and the Lenders; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Amended and Restated Credit Agreement and the other Loan Documents (including the Junior Lien Intercreditor Agreement and Pari Passu Intercreditor Agreement) as are delegated to or otherwise conferred upon the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.
THIS LENDER ADDENDUM (Additional Tranche B Term Loan Lender) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Additional Tranche B Term Loan Lender) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.
Name of Institution:

_____________________________, as Lender

By:___________________________
Name:
Title:

For any Lender requiring a second signature line:

By:___________________________
Name:
Title:

Additional Tranche B Term Loan Commitment:    $______________

[Signature Page to Fourth Amendment Lender Addendum (Additional Tranche B Term Loan Lender)]